SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): October 22, 2001


                            SUPREMA SPECIALTIES, INC.
             (Exact name of registrant as specified in its charter)



      New York                            0-19263                 11-2662625
(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)



510 East 35th Street, Paterson, New Jersey                               07543
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (973) 684-2900


       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On October 22, 2001 Suprema Specialties, Inc. (the "Registrant") issued a press release announcing that Forbes Magazine has selected the Registrant for the second straight year as one of the best 200 small companies in the United States. The Registrant noted in its press release that in the October 29, 2001 issue, Forbes Magazine lists their annual "200 Best Small Companies" and that the Registrant ranks overall number 22 in the list. The press release also noted that last year the Registrant ranked overall number 72 on the list.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         SUPREMA SPECIALTIES, INC.


                                         By: \s\ Steven Venechanos
                                            --------------------------------
                                                 Steven Venechanos
                                                 Chief Financial Officer

Date: October 22, 2001